Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
Note 14. Income Taxes
The provision for income taxes consists of the following:

	Year Ended December 31,
	2021	2020
Income tax provision:
Non-US	$(71)	$(29)
Federal	—	—
State	—	—

Provision for income taxes	$(71)	$(29)

A reconciliation of the income tax expense calculated using the applicable federal statutory rate to the Company’s actual income tax expense is as follows:

	Year Ended December 31,
	2021	2020
Federal statutory income tax rate	21.00%	21.00%
State and local income taxes, net of federal benefit	(9.65)%	1.74%
Nondeductible expenses	0.53%	(0.85)%
Loan forgiveness	(11.53)%	—%
Warrant liabilities	(55.32)%	—%
Stock-based compensation	(25.33)%	(4.27)%
Change in state tax rates	6.07%	(5.38)%
Change in valuation allowance	73.68%	(12.34)%
True-up adjustments	(1.67)%	2.16%
Foreign rate differential	0.28%	(1.17)%

	(1.95)%	0.89%

Deferred income taxes are recognized for the future tax consequences of temporary differences between the financial statement and tax bases of assets and liabilities. The tax effect of temporary differences that give rise to a significant portion of the deferred tax assets and tax liabilities are as follows:

	Year Ended December 31,
	2021	2020
Deferred tax assets:
Accrued expense	$64	$46
Sec. 263(a)	17	17
Stock-based compensation	477	131
ASC 842—Right of use lease liability	29	51
Fixed assets	194	168
Net operating losses	24,291	21,965
Tax credits	893	893
Other	6	19
Less: valuation allowance	(25,971)	(23,290)

Total deferred tax assets	$—	$—

The valuation allowance for deferred tax assets increased by $2,681 to $25,971 in 2021. In determining the carrying value of our deferred tax assets, the Company evaluated all available evidence that led to a conclusion that based upon the more-likely-than-not
standard of the accounting literature, these deferred tax assets were unrecoverable. The valuation allowance has no impact on the Company’s net operating loss (“NOL”) position for tax purposes, and if the Company generates taxable income in future periods, it will be able to use the NOLs to offset taxes due at that time.
As of December 31, 2021, the Company had federal net operating loss carryforwards of $101,309, $71,122 of which, if not utilized, expire by 2038. Federal net operating loss carryforwards totaling $30,187 can be carried forward indefinitely. In addition, the Company has state net operating loss carryforwards of $104,880, with varying expiration dates as determined by each state; some of which may be indefinite lived. Internal Revenue Code of 1986 Section 382 (“Section 382”) and Section 383 provide an annual limitation with respect to the ability of a corporation to utilize its tax attributes, as well as certain built-in
losses, against future U.S. taxable income in the event of a change of ownership. These carryforwards are not subject to limitation by Section 382 and are all expected to be available to offset future U.S. taxable income.
Utilization of U.S. net operating losses may be limited by “ownership change” rules, as defined in Section 382 of the Code. Similar rules may apply under state tax laws. The Company has not conducted a study to-date
to assess whether a limitation would apply under Section 382 of the Code and when it starts utilizing its net operating losses. The Company will continue to monitor activities in the future. In the event the Company previously experienced an ownership change, or should experience an ownership change in the future, the amount of net operating losses carryovers available in any taxable year could be limited and may expire unutilized. Any limitation that may arise or be determined in the future would not have a material impact on the Company’s financial statements due to the full valuation allowance recorded against the related deferred tax assets.